Slide 1

  Introduction

First Financial Holdings, Inc.
Charleston, SC
Thomas Hood
President and CEO
November 1-2, 2005

Slide 2

  Forward-looking statement

Certain matters in the presentation today constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, including operating efficiencies, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, the demand for mortgage loans, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2004. Accordingly, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on these statements.

Slide 3

First Financial's operations are conducted primarily through five companies - the bank - First Federal, the First Southeast Group, consisting of a full service broker/dealer - First Southeast Investor Services; First Southeast Fiduciary and Trust Services, which provides trust services to bank customers and others; and one of South Carolina's largest insurance agencies - First Southeast Insurance Services - and a managing general agency operating under the Kimbrell insurance group (a wholesaler of insurance solutions to independent agencies). Atlantic Acceptance is a premium finance company.

Slide 4

To outline the presentation, I will:

  Give you a quick profile of First Financial;
  Describe the strategic direction of the company;
  Sales and service practices;
  Discuss a key strength -- our people and some important initiatives;
  Discuss our insurance sales and services and our focus on non-interest income growth;
  Talk about our distribution systems and the markets we serve;
  And, review financial performance.

Corporate Profile
Strategic Direction
Sales and Service Excellence
Human Capital
Insurance Sales and Services
Non-Interest Income Growth
Distribution Channels
Markets Served
Financial Performance

Slide 5 - Corporate Profile

(read slide)

3rd largest financial institution headquartered in South Carolina

Significant presence in attractive, high growth coastal markets

One of the largest independent insurance agencies in South Carolina

Slide 6

(read slide) - (at September 30, 2005)

Total Assets $ 2,522,405
Net Loans $ 1,888,389
Total Equity $ 171,129
Equity/Assets 6.78%
Market capitalization $ 373,648
Average Compounded Growth Rate 5 Year 10 Year
Assets 2.25% 5.93%
Net Income 5.65% 10.34%
Earnings per share 7.29% 11.25%
Stock Price (NASDAQ: FFCH) 15.03% 11.78%
Dividends 10.44% 12.63

Slide 7 Strategic Direction - (read slide)

Major Commitment to Sales and Service Excellence
Build and Retain the High-Quality Workforce/Family-Friendly Workplace
Aggressive Efforts to Grow Core Deposits
Continued Expansion of Insurance, Investment and Trust Businesses - the First Southeast Group
Expansion of Internet Banking Products and Services
Continued Investments in Diverse Distribution Channels
Continued Efforts to Accelerate Non-Spread Revenues
Increased Emphasis on Sales of Banking Products and Services for Small and Medium-sized Businesses

Slide 8

    In 1997, we introduced what we refer to as "Champions" program to every person in our Company.
    And, over several years we have modified and improved the program -- which is now in place in all of our companies.
    Weekly sales meetings are held in all company sales and service units.
    We truly have changed the Company's culture from service excellence to one of sales and service excellence.
    In 2000, we introduced a program modeled after "Champions" for all of our service employees called "break-through service," which has now also been rolled out to all our First Southeast Companies.
    In mid-2004 we rolled out a comprehensive mystery shopping program for key customer contact points. Fiscal 2005 goals included a 90% customer satisfaction bench-mark. We surpassed our target -- achieving a 90.89% result. We had a total 1,431 shops in fiscal 2005. There are 24 questions on the teller survey and 27 questions on the FSR survey. The criteria includes such ratings as calling client by name, greet, smile, eye contact, offer additional products and services.

Strong Culture of Service Excellence-Cohen Brown Sales Program "Champions" (1997)

"Breakthrough Service" Program Initiated in Fiscal 2001

Comprehensive Mystery Shopping Research Tool in Fiscal 2004

Slide 9

    We have a very experienced management team.
    Significant resources are invested in staff training -- no teller, financial services representative goes before a customer before completing a rigorous training program.
    All lenders, financial services representatives, trust and investment sales personnel - receive incentive based compensation.
    In fact 34% of all of our management and employees are now incentive compensation based.
    We have adopted several initiatives to retain critical sales and service positions for longer periods
    -- including referral compensation, supervisory training and reward systems.

First Financial's Human Resources Strategies
Experienced, Motivated Management Team
Qualified, Well-trained Staff
Comprehensive Use of Incentive based compensation
34% of Total Employees Incentive Based
A Commitment to Retention

Slide 10 - Executive Management - (read slide)

Name Title Age Experience
A. Thomas Hood President & CEO 59 29 years
Susan E. Baham Executive Vice President & CFO 55 34 years
Charles F. Baarcke, Jr. Executive Vice President & Chief Lending Officer 59 30 years
John L. Ott, Jr. Executive Vice President, Retail Banking 57 34 years

Slide 11 - Senior Management - (read slide)

Name Title Age Experience
Mark R. Adelson SVP Investments 51 23 years
Robert C. Bailey SVP Branch Admin. 55 28 years
Elton K. Carrier SVP Commercial Lending 62 31 years
Kenneth J. Clair SVP Lending & Loan Op. 51 29 years
Charles L. Clark II SVP Loan Servicing 61 38 years
R. Bruce Copeland, Jr. SVP Marketing 47 20 years
C. Alec Elmore, Jr. SVP Northern Region 45 24 years
Mark G. Endres SVP and Controller 63 34 years
Jerry P. Gazes SVP Human Resources 58 32 years
Anthony J. Johnston, IV SVP Information Technology 44 20 years
Betsy B. Lewis SVP Internal Audit 47 19 years
Allison A. Rhyne SVP Insurance Services 52 26 years
Robert F. Snyder, Jr. SVP Support Services 56 34 years
Richard H. Stoughton SVP Planning & Development 59 30 years

Slide 12

    First Financial places very significant emphasis on supporting family friendly policies and programs in the work place.
    We make it very easy for our employees to volunteer for schools and non-profit organizations. (It is part of our culture.)
    We have tuition reimbursement and grant programs for both full-time and part-time employees.
    We offer flexible work schedules and part-time employment opportunities. As of year-end 18.3% of our staff was part-time.
    We offer a child care resource and referral service and subsidize employee child care expenses.
    We also offer elder care referral services and may add a subsidy program in the future.
    And, we will introduce a paid time off program to replace existing vacation and sick leave benefits.

A Strong Commitment to Supporting Family Friendly Policies and Programs in the Workplace
2004 South Carolina "Number 1" Family Friendly Company in size group.
Flexible Employee Volunteer Program for Schools and Non-profits
Tuition Reimbursement/Tuition Grant Programs for Full and Part-time Employees
Flexible Work Schedules and Part-time Options
Childcare Resource and Referral Service
Childcare Subsidy Program
Elder Care
In January 2006 Paid Time Off Program

Slide 13

    One of our key advantages is the quality, knowledge and experience of our management team.
    They average 18 years of experience with the Company and 26 years experience in banking, investment, trust or insurance.
    Retail sales office managers and mortgage loan originators average 11 and 12 years, respectively, with our Company. They also have significant levels of experience.
    Our insurance representatives average 8 years with our Company and 17 years of industry experience.
    Our investment representatives average 7 years with First Southeast and 13 years of experience.
    Our tellers average six years with our Company.

Slide 14

All of the Companies' compensation and benefit systems are linked to superior performance:

(read slide)

Targets for Management Team Stock Ownership-One to Four Times Compensation
Specific Goals for Management Performance Plan - ROE Driven
Performance Plan for Directors - ROE Driven
62% Employees Have Earned Stock Options
85% Employees Own Company Stock
18% of Shares Owned by Directors, Officers & Employees

Slide 15

    We have been in the insurance agency business since 1986.
    Total insurance revenues for fiscal 2005 were just over $20 million.
    38% coming from personal lines and 62% from commercial lines.
    The Kimbrell/Preferred Markets companies and Atlantic Acceptance Corporation were acquired in January 2004.
    They currently service 1,640 producing agencies.
    Some major companies represented include Allstate, Selective, Auto-Owners, St. Paul Travelers, Harleysville, Zurich, Companion, Hartford And Chubb.
    In fact, First Southeast Insurance is the largest independent Allstate agency in the nation.

Premiums Written (in millions)

Personal $ 42.0

Commercial $ 69.4

Wholesale (1,640 active producing agencies) $ 27.1

Slide 16

Insurance revenues increased 14% for fiscal 2005. Insurance revenues now represent almost 16% of total revenues.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

1951 2837 5230 9966 13720 17514 20012

0.026 0.035 0.055 0.088 0.115 0.147 0.159

Slide 17

This breaks down revenues by internal growth and acquired revenues. In the last four years we have averaged almost 8% internal growth. In 2005 revenues grew 8.9% internally and including acquired revenues increased 14.3%. We did not make any acquisitions in fiscal 2005. While the insurance industry outlook is difficult, we expect this uncertain environment may encourage more consolidation. We expect to see acquisition opportunities in 2006.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

Existing Revenues 1951 2382 2863 5755 10644 14486 19064

Acquired Revenues 455 2367 4211 3076 3028 948

Slide 18

We have increased revenues significantly through acquisitions. In the past five years we have added over $82 million in premiums. (total premiums (gross) now exceed $138 million.)

    In addition we operate a private mortgage reinsurance company, which reinsures mortgage insurance on loans originated by the bank.
    We also are an investor (own 14.3%) in Family Financial Holdings, Inc. - a company that reinsures liability policies written in debt protection programs for banks.

Company Date Market Premiums Written
Adams Insurance 1990 Personal lines $ .8
Magrath Insurance 1992 Mixed lines $ 3.9
Epps-McLendon 1995 Personal lines $ 3.4
Associated Insurors 2000 Commercial lines $ 11.5
Kinghorn Insurance 2001 Mixed lines, group health $ 21.0
Johnson Insurance 2002 Commercial lines, Third Party Administrator $ 18.0
Woodruff Agency (merged - Johnson Ins.) 2003 Commercial lines $ 5.0
The Kimbrell Group
2004 MGA--Excess, Surplus and Standard Lines $ 27.0
Other Insurance Operations
First Southeast Reinsurance Private mortgage reinsurance
Family Financial Holdings, Inc.
(14.3% ownership) Reinsures contractual liability policies written in conjunction with debt protection programs.

Slide 19

Non-interest income from insurance, brokerage, and trust services is growing much faster than other non-interest income and totaled more than $23 million in fiscal 2005, up 15%.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

Total Revenues 3272 4724 7064 12270 16350 20345 23368

% of Total Revenue 0.043 0.058 0.074 0.108 0.137 0.171 0.186

Slide 20

    Total non-interest revenues have grown 59% over the last three fiscal years with substantial growth in insurance and brokerage revenues.
    Total non-interest revenues were up 17% in fiscal 2005.
    Non-interest revenues now total over 39% of total revenues and has increased steadily over the past several years.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

Non-Interest Income $15,314 $18,310 $24,918 $30,959 $40,866 $42,175 $49,245

Percent of Income 20.2% 22.6% 26.2% 27.2% 34.2% 35.5% 39.2%

Slide 21 - Other Income Distribution

(read slide)

Mortgage Banking/loan servicing Insurance Brokerage and Trust Deposit Fees Other

4384 20012 3356 12927 8566

Slide 22

We've had very strong growth in demand deposits-both retail and commercial accounts (6.5% retail/10.9% commercial) -- has resulted in significant growth in deposit account fees (which were up 9% 2004 and up 12% in 2005). The per account fee has also increased from $126.96 in fiscal 2004 to $133.25 in fiscal 2005.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05
Service Charges & Fees 6586 7593 8489 9349 10604 11516 12927
# of Demand Deposits 65932 72561 79581 80132 85033 90704 97014
Fees Per Account 99.89 104.64 106.70 116.67 124.70 126.96 133.25

Slide 23

We do business in four primary markets: the Charleston area, the Grand Strand/Myrtle Beach area, the Florence market and the Hilton Head/Bluffton market. We also serve several other markets, including Georgetown and Brunswick county in North Carolina.

    We have 50 bank sales offices -- 3 in Hilton Head, 24 in the Charleston area, 18 in the Grand Strand area and coastal North Carolina, and 5 in Florence.
    9 of these locations are in Wal*Mart Superstores -- monthly these branches produce more than 4 times the number of demand account relationships of traditional branches.
    We have a commitment to open 2 more Wal*Mart superstores in the next year.
    We have 11 insurance sales offices (in addition to our recent Kimbrell/Preferred Markets acquisitions). These offices currently produce $111.4 million retail and commercial premiums and $27 million in wholesale premiums annually.
    We have 14 investment and trust offices located throughout South Carolina. Our newest registered investment office is located in Spartanburg, South Carolina.

Map of Markets

Slide 24

    Our markets include 29% of the population in South Carolina.
    We have exceptionally strong growth in residential building permits, in fact more than twice that of South Carolina and three times more than the country.
    Population is growing faster in First Financial markets than in South Carolina and the country.
    Per capita income and employment in First Financial's markets are also above the South Carolina average.

1-4 Family Personal Unemploy-
Population Resid.Building Per Capita ment(3)
2004 Permit Growth Income Sept.
Estimate(1) 2003-2004(2) 2003(3) 2005
Charleston MSA 583,434 33.7% $26,144 5.4%
Myrtle Beach MSA 217,608 26.4% $25,266 4.9%
Florence MSA 129,679 62.2% $26,088 8.2%
Beaufort Co. 135,725 -2.7% $34,814 5.0%
Georgetown Co. 59,790 8.5% $26,614 7.8%
Brunswick Co., NC 80,751 27.2% $24,095 4.3%
FFCH Markets 1,206,987 25.0% $26,841 5.6%
SC 4,198,068 14.1% $26,144 6.6%
US 294,941,471 10.4% $31,472 5.1%

Slide 25

First Financial enjoys significant shares in key deposit markets.

Deposits
Institution Share Institution Share
Charleston MSA - $7,161 total deposits Myrtle Beach MSA - $4,752 total deposits
1. Wachovia 26.4% 1. Coastal 17.9%
2. Bank of America 17.0% 2. Carolina First 12.4%
3. First Federal 14.3% 3. Conway Nat'l Bank 12.4%
9. First Federal 4.9%
Beaufort County - $2,783 total deposits Florence MSA - $1,847 total deposits
1. Wachovia 19.9% 1. BB&T 22.5%
2. Bank of America 15.0% 2. Wachovia 20.4%
3. So Car Bnk &Trust 7.7% 3. First Reliance 11.1%
9. First Federal 4.4% 4. First Federal 8.0%
Georgetown County - $941 total deposits Brunswick County - $1,400 total deposits
1. Plantation FSB 20.0% 1. BB&T 51.2%
2. Carolina First Bank 15.8% 2. Security Savings Bank 13.3%
3. Wachovia 10.6% 3. Coastal Federal 9.4%
4. First Federal 10.4% 9. First Federal 1.3%
Source: FDIC--does not include credit union data

Slide 26

A brief review of our recent financial performance.

Slide 27

We are approximately $2.5 billion in assets at September 30, 2005. The lack of asset growth in recent periods is the result of a much larger proportion of single-family real estate loans being sold in the secondary market and our focus on acquiring service related businesses. Typically all 30 and 15 year products are sold into the secondary market.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

$2.07 $2.26 $2.33 $2.26 $2.32 $2.44 $2.52

Slide 28

Our loan portfolio composition continues to change.

    We've put more emphasis on expanding consumer and business lending.
    As a result, those balances have continued to grow as a part of our total loan portfolio.
    Consumer, construction, and multi-family/commercial/business and real estate loans now represent 47% of total loans, up from 27% six years ago.

9/30/1999
Construction 71
Consumer 217
Multifamily, Commercial Real Estate & Business 198
Land & Lots 94
Residential Real Estate 1232
9/30/2005
Construction 110
Consumer 499
Multifamily, Commercial Real Estate & Business 310
Land & Lots 127
Residential Real Estate 929

Slide 29

At the end of fiscal 2005, non-performing assets were 29 basis points of total assets. Net charge-offs have been very low for the past five years and were 29 basis points in fiscal 2005. Obviously larger portfolios of commercial and consumer loans have resulted in increased levels of charge-offs.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

NPAs/Assets 0.62% 0.64% 0.63% 0.67% 0.61% 0.51% 0.29%

Net Charge-offs/Average Net Loans 0.06% 0.11% 0.24% 0.31% 0.38% 0.32% 0.29%

Provision $2,765 $2,745 $4,975 $5,888 $6,235 $5,675 $4,826

Allowance/Non-Performing Loans 202% 179% 141% 130% 147% 174% 253%

Slide 30

Total problem assets were $7.4 million at September 30, 2005, down 41% from September 30, 2004.

Non-accrual Loans $ 5,556
Loans 90 Days or More Past Due 45
Renegotiated Loans 0
REO through Foreclosure 1,755
TOTAL $ 7,356
NPA/Total Assets .29%
YTD Annualized Net Charge-offs
/Average Net Loans .29%
Allowance/Non-Performing Loans 253%

Slide 31

Transaction accounts - checking, money market deposits and statement savings now make up 57% of total deposits. Certificates of deposit are substantially all in-market, retail deposits (no brokered deposits).

1999

CDs Checking Money Market Statement Savings

731 185 180 124

2005

712 519 260 171

Slide 32

    The company continues to grow lower costing demand deposit balances.
    Balances of demand deposits were up 10% in fiscal 2004 and are up 18% in fiscal 2005.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

$185 $210 $309 $330 $398 $439 $519

Slide 33

Net interest income remained flat over last fiscal year. Due in part to continued loan repricing but at a slower pace than liability repricing. We expect a more difficult operating environment in 2006. Deposits have become more difficult to obtain and more expensive; deposit insurance premiums may be necessary. Over the last six years 20 new banks have been formed in South Carolina/eight in our markets -- three new banks are in formation in the Beaufort market today (Hilton Head).

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

Net Interest Income 60438 62754 70369 82684 78460 76602 76458

Slide 34

During fiscal 2004 the spread was 3.35% and in fiscal 2005 declined to 3.28%.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

Yield on Earning Assets 7.50% 7.71% 7.87% 7.12% 6.41% 5.59% 5.67%

Rate on Interest Bearing Liabilities 4.51% 4.94% 4.87% 3.43% 2.75% 2.24% 2.39%

Net Interest Spread 2.61% 2.77% 3.00% 3.69% 3.66% 3.35% 3.28%

Slide 35

The bank efficiency ratio has been approximately 58% for several years. If you exclude the FHLB advance prepayment fees incurred in both years, the ratio for fiscal 2004 would be 57.4% and 58.3% in 2005.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

Efficiency Ratio 54.95% 56.87% 54.62% 52.62% 55.02% 57.85% 57.85%

Slide 36

Fiscal year net income is up 7%.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

Net Income 19307 19928 22559 28152 27211 24554 26225

Slide 37

Earnings per diluted share were up 9% over the past fiscal year.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

1.4 1.47 1.64 2.04 2.07 1.92 2.09

Slide 38

Return on equity increased above 15% for fiscal year 2005.

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05

15.4% 15.2% 15.3% 17.3% 16.7% 14.9% 15.5%

Slide 39

We have been a very active repurchaser of our common stock over the last three years. Currently, we have repurchased over 54% of the current 625 thousand share repurchase plan, which expires June 30, 2006.

Starting Date Ending Date Shares Authorized Shares Repurchased
4/29/05 - 6/30/06 625,000 338,152*
5/27/03 - 11/30/04 650,000 573,100
10/25/02 - 6/30/03 650,000 650,000
9/17/01 - 9/30/02 600,000 477,800
2/25/00 - 9/30/00 500,000 93,300
10/23/98 - 6/30/99 500,000 500,000

7/29/96 - 3/31/97 250,000 93,100

* As of October 27, 2005

Slide 40 - Stock Performance

This tracks our performance over the last two years.

End Date:
Total
Close Volume
Summary 29.290 15,032,226
Average 26.765 626,343
10/03 30.14 521,853
11/03 31.5 468,851
12/03 31.272 476,501
1/04 29.71 737,501
2/04 29.95 517,735
3/04 29.95 451,330
4/04 28.48 414,793
5/04 29.5 644,266
6/04 28.81 833,612
7/04 29.15 517,606
8/04 30.15 442,085
9/04 30.37 284,979
10/04 30.37 285,699
11/04 32.74 370,017
12/04 32.74 883,779
1/05 29.24 612,071
2/05 28.89 734,157
3/05 27.78 723,118
4/05 26.62 787,670
5/05 28.44 591,885
6/05 29.91 674,727
7/05 29.86 472,261
8/05 31.01 672,187
9/05 30.84 512,470

Slide 41

The company increased its cash dividend in the first quarter of fiscal 2006 to 24 cents per share, a 4.3% increase over the prior year. Cash dividend increases have averaged 10.7% over the past three fiscal years.

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

0.28 0.32 0.36 0.42 0.48 0.56 0.62 0.68 0.76 0.88 0.92 0.96

Additional information shared during meetings with current and potential institutional investors:

Unaudited	September 30,
	2005
		Weighted
	Balance	Average Rate

Checking accounts	$519,293	0.21%
Statement and other accounts	170,642	0.56
Money market accounts	255,486	2.05
Certificate accounts	711,651	3.46
Total deposits	$1,657,072	1.93%

FHLB			Rate
Term	$425.0	million	4.40
Overnight	27.0		4.16

	$452.0	million	4.39	Avg. rate

Repos	128.8	million	3.83%	Avg. rate

Yield on mobile homes	9.67%
Charge off rate	1.77%

As of November 1, 2005 - 60.8% of authorized shares in the current repurchase plan have been acquired.